UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2022
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

(Address of principal executive offices, including zip code)
200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: (408)-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF FISCAL YEAR 2022 ANNUAL MEETING OF STOCKHOLDERS

The fiscal year 2022 Annual Meeting of Stockholders of the Company was held on November 9, 2022. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the SEC on September 26, 2022. A total of 9,229,592 (or approximately 82.4%) of the Company’s shares issued, outstanding and entitled to vote at the fiscal year 2022 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the fiscal year 2022 Annual Meeting of Stockholders.

(1) Proposal 1 - Election of Directors

	Number of Shares
Nominees:	For	Against	Abstain	Broker Non-Votes
John Mutch	6,360,101	1,081,716	9,842	1,777,933
Bryan Ingram	7,399,715	49,332	2,612	1,777,933
Michele Klein	6,842,401	607,224	2,034	1,777,933
Peter Smith	7,408,171	41,235	2,253	1,777,933
Dr. James C. Stoffel	6,757,918	690,752	2,989	1,777,933
Bruce Taten	7,394,195	53,814	3,650	1,777,933

(2) Proposal 2 - Ratification of the appointment by the Audit Committee of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for fiscal year 2023

	Number of Shares
	For	Against	Abstain
Proposal 2	9,169,229	55,873	4,490

(3) Proposal 3 - Advisory, non-binding vote to approve the Company’s named executive officer compensation

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 3	7,292,995	124,741	33,923	1,777,933

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:
Exhibit No.    Description
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

November 10, 2022	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer